AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
WM STRATEGIC ASSET MANAGER
FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED FEBRUARY 15, 2000
TO
PROSPECTUS DATED APRIL 30, 1999
AS SUPPLEMENTED JULY 14, 1999

Effective February 15, 2000, all American General Life Insurance Company Separate Account D, WM Strategic Asset Manager Contracts issued on or after such date will be changed to allow for the free withdrawal of the greater of 15% of Purchase Payments made, beginning with the first Contract Year, less previous withdrawals, or 15% of your Account Value as of your last Contract Anniversary, less previous withdrawals. This change of the free withdrawal privilege is subject to applicable state insurance department approvals.

             On page 26, please insert the following at the end of the page:

             SPECIAL SURRENDER CHARGE RULES FOR CONTRACTS ISSUED AFTER
             FEBRUARY 14, 2000

             If we issued your Contract after February 14, 2000, the Surrender Charge will not apply to:

    The portion of your first withdrawal or total surrender in any Contract Year that does not exceed the greater of (1) 15% of your Purchase Payments that have not previously been withdrawn and that have been credited to your Contract for less than seven years, or (2) 15% of your Account Value, in each Contract Year, calculated as of the end of the previous Contract Anniversary, less any amounts that have been withdrawn during such Contract Year. For example, let's say we issued your Contract on February 15, 2000 with a Purchase Payment of $100,000. You make no withdrawals or additional Purchase Payments during the first Contract Year. Let's assume your Account Value at the end of your first Contract Year, February 15, 2001, had grown to $110,000. You may withdraw the greater of 15% of your $100,000 Purchase Payment ($15,000), or 15% of your $110,000 Account Value ($16,500), without a Surrender Charge. Because $16,500 is greater than $15,000, you can withdraw $16,500 without a Surrender Charge.

    Any amounts withdrawn that are in excess of the amount permitted by the 15% free withdrawal privilege, described above, if you are withdrawing the amounts to obtain or retain favorable tax treatment. For example, under certain circumstances the income and estate tax benefits of a charitable remainder trust may be available only if you withdraw assets from a Contact funding the trust more rapidly than the 15% free withdrawal privilege permits. This exception is subject to our approval.

If you make multiple withdrawals during a Contract Year, we will recalculate the amount eligible for the free withdrawal at the time of each withdrawal. You may make non-automatic and automatic withdrawals in any Contract Year subject to the 15% limitation. For withdrawals under a systematic withdrawal plan, Purchase Payments credited for 30 days or more are eligible for the 15% free withdrawal privilege. We add all withdrawals and charge you a Surrender Charge only on amounts that exceed the 15% free withdrawal privilege. See the discussion under ASurrender Charge@ for an explanation of how we calculate the Surrender Charge.

We do not consider a free withdrawal under any of the foregoing Surrender Charge exceptions to be a withdrawal of purchase payments, except for purposes of computing the 15% free withdrawal privilege described in the preceding paragraph. The Code may impose a penalty on distributions if the recipient is under age 59 1/2. (See APenalty Tax on Premature Distributions.@)

If you select an Annuity Payment Option that does not qualify for a Surrender Charge exception above, we use the amount payable to the Owner upon full surrender of a Contract (see ASurrenders@) to pay for the Annuity Payment Option.

All capitalized terms not defined in this Supplement have the same meaning as stated in the Prospectus.